Exhibit 10.27.1

AMENDMENT NO. 1 to

CAPITAL MAINTENANCE AGREEMENT

This Amendment No. 1, dated as of December 1, 2013, by and between General Electric Capital Corporation, a Delaware Corporation (“GECC”) and Union Fidelity Life Insurance Company, a Kansas-domiciled stock life insurance company (“UFLIC”).

WHEREAS, GECC and UFLIC are parties to that certain Capital Maintenance Agreement dated as of January 1, 2004 (the “CMA”); and

WHEREAS, after the date of the CMA, UFLIC changed its state of domicile from Illinois to Kansas pursuant to a redomestication effective as of December 31, 2011, which redomestication was approved by each of the Illinois Department of Insurance and the Kansas Department of Insurance, respectively; and

WHEREAS, GECC and UFLIC wish to amend the CMA to change certain references to UFLIC’s domiciliary regulator from Illinois to Kansas, in order to reflect the fact that UFLIC is now a Kansas domiciled insurer;

NOW, THEREFORE, the parties hereto agree as follows:

1.     Section 4 of the CMA shall be revised to read in its entirety as follows:

“Termination. This agreement shall terminate (i) on the date as of which all of the obligations of UFLIC under the Reinsurance Agreements are fully and finally discharged or (ii) by agreement of the parties hereto with prior written consent of the Ceding Companies and the insurance regulatory authorities of Delaware, Kansas, New York and Virginia, or any successor domestic insurance regulatory agencies having domiciliary regulator powers with respect to any of the Ceding Companies or UFLIC, respectively (the “Domestic Regulators”).”

2.     Section 6 of the CMA shall be revised to read in its entirety as follows:

“Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Kansas, irrespective of the choice of law principles of the State of Kansas. Any proceeding to resolve a dispute arising out of or related to this Agreement may be brought in any Federal or state court in Delaware, Kansas, New York or Virginia. The parties consent to service and jurisdiction of such courts.”

3.     Section 8 of the CMA shall be revised to change the address for providing notice to UFLIC to the following:

Union Fidelity Life Insurance Company

7101 College Boulevard, 14th Floor

Overland Park, Kansas 66210

Attn: Chief Financial Officer

With a copy to:

Union Fidelity Life Insurance Company

135 N. Pennsylvania St., Suite 1800

Indianapolis, Indiana 46204

Attn: General Counsel

4.     Except as provided in this Amendment No, 1, no other provision of the CMA shall be modified or revised. All capitalized terms used in this Amendment and not defined herein shall have the meaning assigned to such terms in the CMA.

5.     This Amendment No. 1 shall be effective as of December 1, 2013, subject to receipt of consent to this Amendment No. 1 from the Ceding Companies and the insurance regulatory authorities of Delaware, Illinois, Kansas, New York and Virginia, as indicated by the signatures provided below.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed and delivered as of the day and year first written above by their respective duly authorized officers.

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Dan Janki
	Name:	Dan Janki
	Its:	Treasurer

UNION FIDELITY LIFE INSURANCE COMPANY

By:	/s/ Ronald D. Peters
	Name:	Ronald D. Peters
	Its:	President

Consented and agreed to by:

GENWORTH LIFE INSURANCE COMPANY (f/k/a/ GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY)

By:	/s/ Thomas E. Duffy
	Name:	Thomas E. Duffy
	Its:	Vice President

GENWORTH LIFE INSURANCE COMPANY OF NEW YORK (f/k/a GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK, and merged with AMERJCAN MAYFLOWER LIFE INSURANCE COMPANY OF NEW YORK)

By:	/s/ Thomas E. Duffy
	Name:	Thomas E. Duffy
	Its:	Senior Vice President

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY (f/k/a GE LIFE AND ANNUITY ASSURANCE COMPANY, and merged with FEDERAL HOME LIFE INSURANCE COMPANY AND FIRST COLONY LIFE INSURANCE COMPANY)

By:	/s/ Thomas E. Duffy
	Name:	Thomas E. Duffy
	Its:	Senior Vice President

DELAWARE DEPARTMENT OF INSURANCE

By:	/s/ Linda Sizemore
	Name:	Linda Sizemore
	Its:	Director of Company Regulation

ILLINOIS DEPARTMENT OF INSURANCE

By:	See Exhibit A
Name:
Its:

KANSAS INSURANCE DEPARTMENT

By:	/s/ Kenneth Abitz
	Name:	Kenneth Abitz
	Its:	Director of Financial Surveillance

NEW YORK DEPARTMENT OF FINANCIAL SERVICES

By:	See Exhibit B
Name:
Its:

VIRGINIA BUREAU OF INSURANCE

By:	See Exhibit C
Name:
Its:

Exhibit A

Illinois Department of Insurance

PAT QUINN Governor	ANDREW BORON Director

May 13, 2014

Ms. Nancy M. Liu

Assistant General Counsel

Union Fidelity Life Insurance Company

Administrative Office

4636 Somerton Road, Building 8

Trevose, PA 19053

RE:	Union Fidelity Life Insurance Company (UFLIC)
Request for Consent to Amend Capital Maintenance Agreement (CMA) and
Supplemental CMA Agreement

Dear Ms. Liu:

The Illinois Department of Insurance (DOI) has received and reviewed your request dated April 10, 2014 in which UFLIC is requesting DOI’s consent to amendment #1 to both the CMA and Supplemental CMA Agreement.

Pursuant to the CMA and the Supplemental CMA, both agreements require Illinois DOI to consent to any amendments or modification due to UFLIC being a domestic company at the time the agreements were entered into. UFLIC re-domiciled to Kansas in 2011. Therefore, Illinois DOI has no objections to the proposed amendments which will now allow the domiciled state to regulate the agreements.

If you have any questions or comments regarding this notice, please contact Alesia Pierce, L/A&H Financial Analyst, at Alesia.Pierce@lllinois.gov or at (217)782-1777.

Sincerely,

/s/ Andrew Boron

Andrew Boron

Director

AB: ap

320 West Washington St.

Springfield, Illinois 62767-0001

(217) 782-4515

Exhibit B

September 18, 2014

Nancy M. Liu

Assistant General Counsel

Union Fidelity Life Insurance Company

4636 Somerton Road, Building 8

Trevose, PA 19053

Re:	Amendment No. 1 to Capital Maintenance Agreement by and between General Electric
Capital Corporation and Union Fidelity Life Insurance Company (“UFLIC”)—Our File
Number 49388

Dear Ms. Liu:

We have completed our review of the proposed Amendment to the Capital Maintenance Agreement between General Electric Capital Corporation and Union Fidelity Life Insurance Company. The submission was made pursuant to Section 12 of the Agreement whereby prior written consent is required from the domestic regulator for an amendment. Genworth Life Insurance Company of New York, a domestic life insurer, is a party to the Agreement.

Amendment No. 1 changes certain references to UFLIC’s domiciliary state from Illinois to Kansas. UFLIC re-domiciled from Illinois to Kansas in 2011.

Based upon our review of the submission and in reliance upon the facts and representations contained therein, we have no objection to the Amendment. To complete our file, kindly submit an executed copy of Amendment to the Life Bureau. Please refer to the captioned file number in future submissions regarding this Amendment.

Very truly yours,

/s/ George Brady

George Brady, CFE, CIE

Supervising Insurance Examiner

Life Bureau

(212) 480-4933 | ONE STATE STREET, NEW YORK, NY 10004-1511 | WWW.DFS.NY.GOV

Exhibit C

September 12, 2014

Ms. Nancy M. Liu

Assistant General Counsel

Union Fidelity Life Insurance Company

Administrative Office

4636 Somerton Road, Building 8

Triose, PA 19053

Dear Ms. Liu:

I am in receipt of your letter dated April 10, 2014 concerning a Request for Consent to Amendment to Capital Maintenance Agreement for Union Fidelity Life Insurance Company (UFLIC). The purpose of the amendments is represented to be to change certain references to UFLIC’s domiciliary state from Illinois to Kansas. UFLIC re-domiciled from Illinois to Kansas in 2011. You may accept this letter as documentation that this department has no objection to the amendments as outlined in your April 10, 2014 letter. Please let me know if you have any questions.

Sincerely,

/s/ Edward J. Buyalos, Jr.

Edward J. Buyalos, Jr. CFE, CPA, CPCU

Chief Financial Auditor

Financial Regulation Division

804-371-9605